THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT

     THIS   THIRD  AMENDMENT TO FINANCING AND SECURITY  AGREEMENT

(this "Agreement") is made as of the 11th day of May, 1998 by  and among  ARGUSS HOLDINGS, INC., a Delaware corporation  ("Arguss"),

WHITE  MOUNTAIN CABLE CONSTRUCTION CORP., a Delaware  corporation

("White  Mountain"),  CONCEPTRONIC, INC., a Delaware  corporation

("Conceptronic";  together with Arguss and  White  Mountain,  the

"Borrowers"  and  each  a "Borrower") and  NATIONSBANK,  N.A.,  a national  banking  association, its successors and  assigns  (the

"Lender").

                            RECITALS

     A.    The  Lender  has made certain loans available  to  the

Borrowers, which Loans are governed by that certain Financing and

Security  Agreement  by and among the Borrowers  and  the  Lender dated  September 11, 1997, which Financing and Security Agreement has been amended by that certain First Amendment to Financing and

Security  Agreement  dated October 6,  1997,  by  and  among  the

Borrowers and the Lender and by that certain Second Amendment  to

Financing and Security Agreement dated as of January 2,  1998  by and  among  the  Borrowers  and the  Lender  (the  Financing  and

Security  Agreement, as amended from time to time is  hereinafter called, the "Financing Agreement").

     C.    All  capitalized terms used herein and  not  otherwise

defined  shall  have  the meanings given to  such  terms  in  the

Financing Agreement.

     D.   The Borrowers have requested that the Lender consent to

White  Mountain encumbering certain property belonging  to  White

Mountain  and  the  Lender has agreed, on  the  condition,  among others,  that  this Agreement be executed and  delivered  by  the

Borrowers.

     NOW, THEREFORE, in consideration of the premises, the mutual

agreements   herein  contained,  and  other  good  and   valuable

consideration,  the receipt and sufficiency of which  are  hereby acknowledged,  the  Borrowers and  the  Lender  hereby  agree  as follows:

     1.    Recitals.   The parties hereto acknowledge  and  agree

that  the above Recitals are true and correct in all respect  and that  the same are incorporated herein and made a part hereof  by reference.

     2.   Definitions.  From and after the effective date hereof,

the  definition  of  "EBIDTA" in Section 1.01  of  the  Financing

Agreement is amended and restated in its entirety as follows:

          "EBIDTA"  shall  mean  the sum of  the  Borrowers'  net

     income  (increased or reduced, as the case may  be,  by  the amount  of  any  non-cash  stock  compensation  expenses  or gains), plus interest expense, plus income tax expense, plus depreciation expense, plus amortization expense.

     3.    Indebtedness.   From  and  after  the  effective  date

hereof,  the  following  as added to the Financing  Agreement  as

Section 8.01(A):

          SECTION  8.01(A)    Indebtedness.  The  Borrowers  will
     not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness for Borrowed
     Money, or permit any Subsidiary so to do, except:

                    (a)  the Obligations;

                    (b)   current accounts payable arising in the
ordinary course;

                    (c)  Indebtedness secured by Permitted Liens;
     and

                                 (d)     Indebtedness    created,
                         incurred, or assumed in connection  with
                         any  Acquisition in an aggregate  amount
                         not   to   exceed   $500,000   for   any
                         Acquisition.

      4.    Counterparts.  This Agreement may be executed in  any

number  of  duplicate originals or counterparts,  each  of  which duplicate  original  or counterpart shall  be  deemed  to  be  an original and all taken together shall constitute one and the same instrument.

     5.     Financing  Documents;  Governing  Law;   Etc.    This

Agreement  is  one  of  the Financing Documents  defined  in  the

Financing  Agreement  and  shall be  governed  and  construed  in accordance  with the laws of the State of Maryland. The  headings and  captions  in this Agreement are for the convenience  of  the parties only and are not a part of this Agreement.

     6.    Acknowledgments.  The Borrowers hereby confirm to  the

Lender  the enforceability and validity of each of the  Financing

Documents.   In  addition,  the Borrowers  hereby  agree  to  the

execution  and  delivery  of this Agreement  and  the  terms  and provisions,  covenants or agreements contained in this  Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise  limit the liability and obligations of  the  Borrowers under  the  terms  of any of the Financing Documents,  except  as

otherwise   specifically  set  forth  in  this  Agreement.    The

Borrowers  issue, remake, ratify and confirm the representations,

warranties  and  covenants contained in the Financing  Documents.

Nothing  in this Agreement shall be deemed to waive any  defaults existing  under  any of the Financing Documents as  of  the  date hereof.

     7.   Modifications.  This Agreement may not be supplemented,

changed,  waived,  discharged, terminated, modified  or  amended,

except by written instrument executed by the parties.



     IN  WITNESS WHEREOF, the parties have caused this  Agreement to  be  executed and delivered under seal by the duly  authorized representatives as of the date and year first written above.

WITNESS/ATTEST:                         ARGUSS HOLDINGS, INC.


__________________________
By:_____________________________(SEAL)
                                         Arthur F. Trudel
                                         Chief Financial Officer


WITNESS/ATTEST:                                             WHITE
                                   MOUNTAIN CABLE
                                   CONSTRUCTION  CORP.

__________________________
By:_____________________________(SEAL)
                                        Arthur F. Trudel
                                         Vice President

WITNESS/ATTEST:                         CONCEPTRONIC, INC.


__________________________
By:_____________________________(SEAL)
                                         Arthur F. Trudel
                                         Vice President

WITNESS:                           NATIONSBANK, N.A.


__________________________
By:_____________________________(SEAL)
                                         Maria Manos
                                         Vice President